Exhibit 10.1

CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is made and entered into as of May 1, 2024, by and between Mercalot Inc., a Wyoming corporation with its principal place of business at C/ de l'Illa Formentera, 54, Quatre Carreres, 46026 Valencia, Spain ("Company"), and Isabel Marin Vargas, an individual with a principal place of residence at C/ de l'Illa Formentera, 54, Quatre Carreres, 46026 Valencia, Spain ("Consultant").

WHEREAS, the Company is in need of assistance in the business support area;

WHEREAS, Consultant has agreed to perform consulting work for the Company in providing services which include managing the overall operations on daily basis.

NOW, THEREFORE, the parties hereby agree as follows:

1. Engagement of Services

1.1 Services: The Company hereby engages the Consultant to perform the following services ("Services"): managing the overall operations on daily basis. The Consultant agrees to perform the Services in accordance with the terms and conditions set forth in this Agreement.

1.2 Term: The term of this Agreement shall commence on May 1, 2024 and shall continue until May 1, 2027, unless terminated earlier in accordance with Section 4 of this Agreement.

2. Compensation

2.1 Fees: In consideration for the Services rendered, the Company agrees to pay the Consultant a fee of $1,000 per month.

2.2 Expenses: The Company shall reimburse the Consultant for all pre-approved, reasonable, and necessary expenses incurred in connection with the performance of the Services.

3. Independent Contractor

3.1 Status: The Consultant is an independent contractor and not an employee, agent, or partner of the Company. The Consultant shall have no authority to bind the Company or incur any obligations on its behalf.

3.2 Taxes: The Consultant shall be responsible for all taxes arising from compensation and other amounts paid under this Agreement.

4. Termination

4.1 Termination for Convenience: Either party may terminate this Agreement at any time for any reason upon 30 days' written notice to the other party.

4.2 Termination for Cause: Either party may terminate this Agreement immediately upon written notice if the other party breaches any material term or condition of this Agreement and fails to cure such breach within 30 days of receipt of notice of such breach.

4.3 Effect of Termination: Upon termination of this Agreement, the Company shall pay the Consultant for all Services performed and expenses incurred up to the effective date of termination.

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5. Confidentiality

5.1 Confidential Information: The Consultant agrees to maintain the confidentiality of all proprietary or confidential information disclosed to the Consultant by the Company, and not to use such information for any purpose other than the performance of the Services.

5.2 Return of Materials: Upon termination of this Agreement or upon the Company’s request, the Consultant shall return all documents and other materials received from the Company.

6. Intellectual Property

6.1 Ownership: All intellectual property rights in any work product created by the Consultant in the course of performing the Services shall be the sole and exclusive property of the Company.

6.2 Assignment: The Consultant hereby assigns to the Company all rights, title, and interest in and to any work product developed in the course of performing the Services.

7. Miscellaneous

7.1 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming.

7.2 Entire Agreement: This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

7.3 Amendments: This Agreement may be amended only by a written instrument signed by both parties.

7.4 Severability: If any provision of this Agreement is found to be invalid or unenforceable, the remaining provisions shall continue in full force and effect.

7.5 Waiver: The waiver by either party of any breach of this Agreement shall not operate as a waiver of any subsequent breach.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the day and year first above written.

Company		Consultant

Name:	Mercalot Inc.	Name:	Isabel Marin Vargas
Signature:	/s/ Blas Mayor Reyes	Signature:	/s/ Isabel Marin Vargas

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